UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 13, 2006

TeleCommunication Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-30821	52-1526369
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

275 West Street, Annapolis, Maryland		21401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410/263-7616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On October 13, 2006, TeleCommunication Systems, Inc. (the "Company") issued a press release announcing certain financial information concerning the quarter ended September 30, 2006. A copy of this press release is being furnished herewith as Exhibit 99.

The information furnished in this Item 2.02, including Exhibit 99 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any other filing under the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth in such filing.

Item 2.06 Material Impairments.

The Company has identified an impairment of the goodwill included in assets of its Enterprise division. A one-time impairment charge of an estimated $8 to $9 million is expected to be recognized in the financial statements for the third quarter of 2006.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99 hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are based upon TCS's current expectations and assumptions that are subject to a number of risks and uncertainties that would cause actual results to differ materially from those anticipated. The words "believe," "expect," "intend," "anticipate," and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that the statement is not forward-looking. Statements in this Current Report on Form 8-K and Exhibit 99.1 hereto that are forward-looking include, but are not limited to: (a) our expectation that we will realize positive GAAP income from operations for the third quarter of 2006; (b) our estimate of the amount of the charge to our earnings resulting from the impairment of the assets of the Enterprise division and (c) our expectation that we will complete the sale of the Enterprise assets by year end.

Additional risks and uncertainties are described in our previous filings with the Securities and Exchange Commission (SEC). These include without limitation risks and uncertainties relating to our financial results and our ability to (i) reach and sustain profitability, (ii) continue to rely on our customers and other third parties to provide additional products and services that create a demand for our products and services, (iii) conduct our business in foreign countries, (iv) adapt and integrate new technologies into our products, (v) expand our sales and business offerings in the wireless data industry, (vi) develop software without any errors or defects, (vii) have sufficient capital resources to fund our operations, (viii) protect our intellectual property rights, and (ix) implement our sales and marketing strategy. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to update or revise the information in this press release, whether as a result of new information, future events or circumstances, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The information disclosed in Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except to the extent, if any, expressly set forth in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCommunication Systems, Inc.

October 13, 2006	By:	/s/ Thomas M. Brandt, Jr.

Name: Thomas M. Brandt, Jr.
Title: Sr. VP & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated October 13, 2006